UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023 (January 3, 2023)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 3, 2023, 1847 Holdings LLC (the “Company”) entered into a Warrant Agent Agreement (the “Warrant Agreement”) with VStock Transfer, LLC (the “Warrant Agent”) which governs the terms of warrants (the “Warrants”) to purchase the Company’s common shares that were issued as a dividend on January 3, 2023 to common shareholders of record on December 23, 2022. The Warrant Agent has agreed to act as the warrant agent in accordance with the terms of the Warrant Agreement.

Each holder of common shares received a Warrant to purchase one (1) common share for every ten (10) common shares owned as of the record date (with the number of shares underlying the Warrant received rounded down to the nearest whole number). Each Warrant represents the right to purchase common shares at an initial exercise price of $4.20 per share (subject to certain adjustments as set forth in the Warrants). At any time the Company may, at its option, voluntarily reduce the then-current Exercise Price to such amount and for such period or periods of time which may be through the Expiration Date (as defined below) as may be deemed appropriate by the board of directors of the Company. Cashless exercises of the Warrants are not permitted. No fractional share or cash in lieu thereof is required to be issued or paid upon the exercise of a Warrant.

The Warrants will generally be exercisable in whole or in part beginning on the later of (i) January 3, 2024 or (ii) the date that a registration statement on Form S-3 (the “Registration Statement”) has been filed with and declared effective by the Securities and Exchange Commission (the “SEC”) with respect to the issuance of the common shares underlying the Warrants, and thereafter until January 3, 2026 (the “Expiration Date”).

The Company will use commercially reasonable efforts to file the Registration Statement with the SEC and to have the Registration Statement declared effective by the SEC; however, such obligation will be suspended during any period in which, in the Company’s determination, the Company is not eligible to file a registration statement on Form S-3. No issuance of common shares upon exercise of Warrants shall be made unless there is a current prospectus covering such shares under an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and registration or qualification of such shares (or an exemption therefrom) has been obtained from the state or other regulatory authorities in the jurisdiction in which such shares are sold. The Company will use commercially reasonable efforts to keep the Registration Statement continuously effective from the date the Registration Statement is first declared effective by the SEC through the Expiration Date and to keep the Registration Statement and prospectus included therein current while any of the Warrants remain outstanding. The Company is not required to keep the Registration Statement effective or current or any related prospectus current (i) if in the reasonable judgment of the Company the discrepancy between the market price of the common shares and the exercise price of the Warrants makes it unlikely that the Warrants will be exercised or (ii) following the close of business on the Expiration Date or such earlier date upon which all Warrants have been exercised or redeemed in full.

The Warrants have not been registered under the Securities Act and will not have an active trading market and may not be transferred except upon receipt of: (i) a written opinion of counsel for the transferring holder, which opinion and counsel are acceptable to the Company, that the transferee is a person to whom the Warrants may be transferred without registration and without the delivery of a current prospectus under the Securities Act; (ii) a letter acceptable to the Company from the transferee in which the transferee represents that the transferee is acquiring the Warrants for the transferee’s own account for investment purposes and not with a view to distribution, provides any other information and representations required by the Company, and agrees to comply with the requirements of the Warrant Agreement with respect to any disposition of the Warrants; (iii) the duly endorsed Warrants; and (iii) payment of any applicable taxes.

The Company may redeem the Warrants at any time in whole or in part at $0.001 per Warrant (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences) upon not less than 30 days’ prior written notice to the registered holders of the Warrants. If the Company elects to redeem only a portion of the outstanding Warrants, the Company will make any such partial redemption on a pro rata basis to all holders of the Warrants based on the Warrants they respectively own. In the event the Company exercises its right to redeem the Warrants, the Warrants may be exercised until the close of business on the redemption date to the extent the exercise of the Warrants is otherwise permitted by the terms of the Warrant Agreement.

A holder of unexercised Warrants, in his or her capacity as such, is not entitled to any rights of a as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions.

The foregoing summary of the terms and conditions of the Warrant Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement and the form of Warrant attached hereto as Exhibit 4.1, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance of the Warrants is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Warrant Agent Agreement, dated January 3, 2023, between 1847 Holdings LLC and VStock Transfer, LLC and form of Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2023	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer